SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 11, 2001


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                          Edison Brothers Stores, Inc.
             (Exact name of registrant as specified in its charter)



             Delaware                     1-1394              43-0254900
  (State or other jurisdiction          (Commission        (I.R.S. employer
of incorporation or organization)       file number)       identification no.)


         501 North Broadway
            St. Louis, MO                                         63102
(Address of principal executive offices)                         (Zip code)



      Registrant's telephone number, including area code: (314) 331-6000

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                          EDISON BROTHERS STORES, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS


                                                                           Page

Item 5.     Other Events.....................................................3

Item 7.     Exhibits.........................................................3

Signature....................................................................4













                                      (i)
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Item 5.  Other Events.

         On October 11, 2001, United States Bankruptcy Judge Mary F. Walrath rendered an Opinion Granting Judgement to Edison Brothers Stores, Inc. and seven of its affiliates (collectively, "Edison") -all of which are currently in Chapter 7 bankruptcy- against EBS Pension LLC. This order reverses a previous Order of the Court and has the effect of dismissing, with prejudice, a complaint filed by EBS Pension LLC alleging that Edison held substantial amounts in constructive trust for EBS Pension LLC.


Item 7.  Exhibits.

(c)      Exhibits.

 99.1 Opinion of Judge Mary F. Walrath denying EBS Pension LLC's Motion for an Entry of Judgment and for Prejudgment Interest and Granting Edison's Motion for Final Judgment.








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                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 15, 2001                       EDISON BROTHERS STORES, INC.




                                       By: /s/ Alan M. Jacobs
                                           ---------------------------------
                                           Alan M. Jacobs
                                           Chapter 7 Trustee








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